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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         For the month of October, 1995

                                  ISRAMCO, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                            (State of Incorporation)

              800 Fifth Avenue, New York, New York 10021 Suite 21-D
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                    (Address of principal executive offices)

                                  212-888-0200
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                               (Telephone number)

               0-12500                                   13-3145265
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          Commission File No.                         IRS Employer ID No.


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Item 5.  Other Material Events.

         Pursuant to a Special Meeting of the Board of Directors, Danny Toledano has been appointed as President, Chief Operating Officer and Chief Financial Officer of Isramco, Inc. effective October 16, 1995.

Item 7.  Exhibits.

         None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Isramco, Inc.
                                                  (registrant)


   October 17, 1995                          By:  /s/    JOSEPH ELMALEH
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      (date)                                             Joseph Elmaleh
                                                         Chairman of the Board
                                                         Chief Executive Officer
                                                         Chief Financial Officer


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